SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2005
DOCUCORP INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	00-1033864 (Commission File Number)	75-2690838 (IRS employment identification no.)
5400 LBJ Freeway, Suite 300
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 214-891-6500
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a)	Previous independent registered public accounting firm
     At a meeting held on December 15, 2005, the Audit Committee of Docucorp International, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, effective immediately.
     The reports of PricewaterhouseCoopers LLP with respect to the Company’s consolidated financial statements as of and for the years ended July 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended July 31, 2005 and 2004 and through December 15, 2005, the Company had no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the consolidated financial statements of the Company for such years.
     During the years ended July 31, 2005 and 2004 and through December 15, 2005, the Company had no reportable events as described in Item 304 (a)(1)(v) of Regulation S-K.
     The Company provided PricewaterhouseCoopers LLP with a copy of the above disclosures and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with such disclosures. The letter of PricewaterhouseCoopers LLP to the Commission, dated December 15, 2005, is attached to this Form 8-K as Exhibit 16.1.
(b)	New independent registered public accounting firm
     On December 15, 2005, the Company’s Audit Committee retained Grant Thornton LLP as its independent registered public accounting firm, effective immediately. During the years ended July 31, 2005 and 2004 and through December 15, 2005, the Company did not consult with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue except as follows: Grant Thornton LLP was consulted on the application of Statement of Financial Accounting Standard No. 109, Accounting for Income Taxes, for the year ended July 31, 2005, to which Grant Thornton LLP concluded that the Company’s application was appropriate; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit 16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated December 15, 2005.
Exhibit 16.2	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated December 20, 2005.
Exhibit 99.1	Company prepared summary of the written views of Grant Thornton LLP regarding SFAS No. 109.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.
Date: December 21, 2005	By:	/s/ Michael D. Andereck
Michael D. Andereck
President and Chief Executive Officer

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